Exhibit 99.2

INDOOR POSITIONING ANALYTICS 9 Aug, 2018 NADIR ALI CEO

© 2018 Copyright Inpixon | All Rights Reserved 2 SAFE HARBOR STATEMENT INDOOR POSITIONING ANALYTICS • Safe Harbor Statement under the Private Securities Litigation Act • This presentation includes forward - looking statements within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995 . These forward - looking statements are based on current expectations only, and are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control . Actual events and results may differ materially from those anticipated, estimated, projected or implied by us if one or more of these risks or uncertainties materialize, or if our underlying assumptions prove incorrect . Factors that could affect actual results include but are not limited to product demand and market acceptance, the effect of economic conditions, the impact of competitive products and pricing, governmental regulations, results of litigation, problems with technology, and/or other factors outside the control of Inpixon, Inc . and its subsidiaries (the “Company”) . • The forward - looking statements included in this presentation are based on our current expectations, estimates and projections, and the underlying assumptions thereof, about the Company’s operations, industry, financial condition and liquidity, as of the date hereof . Statements containing words such as “expect”, “believe”, “should”, “anticipate”, “intend”, plan”, “may”, “will”, or similar expressions constitute forward - looking expressions . These forward - looking statements include, but are not limited to, statements about our proposed acquisitions, our anticipated cash flow balances, the future of the Internet Services market, our projected user base, our planned services and marketing initiatives, our ability to compete successfully in our industry, projected operating expenses, projected operating efficiencies, revenues, and capital requirements, and our projected cash position . • Such statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict . Therefore our actual results could differ materially and adversely from those expressed in any forward - looking statements . The Company undertakes no obligation to publicly update any forward - looking statement, whether as a result of new information, future events or otherwise . Statements in this presentation, including factors that we believe may impact our results, are not intended to be exclusive . Additional factors that could cause results to differ materially from those described in the forward - looking statements can be found in the Company’s Annual Report on Form 10 - K and other filings with the Securities and Exchange Commission (SEC) available at the SEC's Internet site (www . sec . gov) .

© 2018 Copyright Inpixon | All Rights Reserved 3 INPIXON INDOOR POSITIONING ANALYTICS August 9, 2018 WE ARE DIGITIZING THE INDOORS BY CONNECTING THE PHYSICAL & DIGITAL WORLD AND DELIVERING AI BASED INSIGHTS PATENTED TECHNOLOGY Capture anonymous visitor data from any mobile device IoT HUB Provide location and user context to all future IoT apps DATA SUBSCRIPTION Continue to collect richer data and offer better intelligence

INPIXON IS REDEFINING THE INDOORS INDOOR POSITIONING ANALYTICS • Capture 100% of the Devices • Wireless • Wi - Fi • Bluetooth • 100% Anonymity Indoor Positioning Data Analytics & Intelligence © 2017 Copyright Inpixon | All Rights Reserved 4 • Designed for real - time analytics • Blockchain technology • Artificial Intelligence • Voice User Interface • Adaptive API • Intelligence and Security efficacy

© 2018 Copyright Inpixon | All Rights Reserved 5 INPIXON – GROWTH AHEAD August 9, 2018 RAPID OUTREACH THROUGH SECURITY CHANNEL PARTNERS ELECTRONIC DOOR READER INSTALLERS IDENTITY & ACCESS MANAGEMENT PROVIDER VIDEO SURVILLANCE INSTALLERS RFID ASSEST MANAGEMENT SIGNIFICANT 2018 IPA EHANCEMENTS Blockchain to Enforce Security Policies Voice User Interface Access to Intelligence Software Defined Omni - Sensor to Gather Several Indoor Data & Video Artificial Intelligence for Predictive Analysis Device Fingerprinting for Building Device Reputation Repository

© 2017 Copyright Inpixon | All Rights Reserved 6 INTRODUCING IPA POD WITH SUB - METER WIFI ACCURACY INDOOR POSITIONING ANALYTICS Note: Sub - meter accuracy based on use case and other factors.

© 2017 Copyright Inpixon | All Rights Reserved 7 STRATEGY FOR MARKET LEADERSHIP INDOOR POSITIONING ANALYTICS • Organic Growth • Grow c hannel p artner base • Add IPA Pod for low cost entry point solution • Technology innovation to stay ahead of the competition • Add strategic partners • MDMs, App Companies, etc. • Acquisitive Growth • Location Coverage • Wi - Fi • Beacon/BLE • Device Coverage • SDKs • Apps • Geography • Customer Base

© 2018 Copyright Inpixon | All Rights Reserved 8 PURPOSE OF SPIN - OFF August 9, 2018 GREATER FOCUS – FASTER GROWTH – BIGGER RETURN Indoor Positioning Analytics Business Inpixon IPA will change the landscape of the indoors from both a business growth and security perspective with its sensor infrastructure and analytics engine GROSS MARGIN SENSOR COST ANALYTICS DEV MAINTENANCE INSTALL Sensor & Analytics VAR Business Sysorex will focus on the Infrastructure reseller business with commercial and federal government customers COST SERVICES MARGIN

About Sysorex

Specializing in Cybersecurity, Network Services, Engineering Services, and IT Solutions

SYSOREX

- Holder of three major government contracts that encompass all civilian, defense and Intel agencies
- Small business designation – can capture set-asides contracts
- Known and trusted name in government contracting

Herndon, VA.
HQ

- IT Spending FY 2018 : 81.3B & 2018 : 83.4B*
- Highest spending for 2019 in over 8 years*
- Nearly 60% of FY2019 budget rate low risk by Federal CIOs**
- Existing Sysorex contracts well suited for IT and cybersecurity modernization**

~40 Employees
Leaders in government contracting

- Successful, experienced management team
- Proven track record in contract capture, program management, sales, support and marketing
- Top Secret Facility Clearance and cleared executives and employees

*Source: itdashboard.gov
**Source: Whitehouse FY2019 IT budget update

inpixon
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Leading Contractor

Portfolio of Top Coveted Federal Government Contracts

Top Contracts


GSA
Contract# GS-35F-210DA


SEWP V
Contract# NNG15SC88B


CIO
Contract# HHSN316201500066W


Contract# DJF-15-1200-V-0002257


U.S.ARMY
Contract# W9128Z-11-D-0005


Contract# N00189-13-P-Z469


Contract# DJJ-16-F-2655


Contract# DJB0700NAS137


FDA
Contract# HHSF223201310017B

Unique Credentials


Top Secret Facility Clearance


ISO
EXCELLENT
ISO 9001 Quality Management Processes


SBA
Small Business Administration Recognized Small Business

inpixon
© 2017 Copyright Inpixon | All Rights Reserved
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© 2018 Copyright Inpixon | All Rights Reserved 11 SYSOREX CUSTOMERS & PARTNERS August 9, 2018 SYSOREX WILL FOCUS ON THE INFRASTRUCTURE RESELLER BUSINESS WITH COMMERCIAL AND FEDERAL GOVERNMENT CUSTOMERS Government Business & Security Channel & Alliances Note: Clients, Partners and Vendors listed are historical.

© 2018 Copyright Inpixon | All Rights Reserved 12 SEPARATION TIMELINE August 9, 2018 • Separation & Distribution Agreement executed on August 7, 2018 • Form 10 Automatic Effective Date August 14, 2018 • Record Date August 21, 2018 • Anticipated Distribution Date August 31, 2018 • Pro rata distribution of 1 share of Sysorex common stock for every 3 shares of Inpixon to holders of Inpixon outstanding common stock, preferred stock and warrant holders that are entitled to participate in the distribution (“Participating Holders ”) • Form 211 filed with FINRA in June 2018 and under review to initiate trading of Sysorex common stock on OTC Markets Group unde r t he requested symbol “SYSX” * • OTCQB Application filed, anticipated approval for quotation shortly after FINRA approval and completion of distribution *T here are no assurances that Sysorex common stock will be quoted on the OTCQB or any other quotation service, exchange or trading facility or that it will receive the requested symbol.

© 2017 Copyright Inpixon | All Rights Reserved 13 CONDITIONS TO SEPARATION • SEC clearance of Form 10 r eview for registration of Sysorex common s tock • Information Statement will be mailed to all Participating Holders including information about Sysorex and the VAR business pr ior to the distribution date • Inpixon and Sysorex shall have received any necessary permits and authorizations under the securities or “blue sky” laws of t he United State laws of any other applicable jurisdiction and all such permits and authorizations shall be in effect • Inpixon and Sysorex shall have received all required third - party consents and approvals • An independent appraisal firm acceptable to Inpixon shall have delivered one or more opinions to the Inpixon board of directors confirming the solvency and financial viability of Inpixon before the completion of the distribution and each of Inpixon and Sys orex after completion of the distribution

INDOOR POSITIONING ANALYTICS 9 Aug, 2018 NADIR ALI CEO

©

2017 Copyright Inpixon | All Rights Reserved 15 THANK YOU